John Hancock Variable Insurance Trust

Supplement dated October 4, 2013

to the Prospectus dated April 29, 2013

Lifestyle Aggressive Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust

Lifestyle Moderate Trust

(collectively, the “Lifestyle Trusts”)

On September 27, 2013, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved the following changes for each Lifestyle Trust, subject to the approval of the shareholders of each Lifestyle Trust.

a.	Amendments to the investment objective and policies of each Lifestyle Trust.

This change would allow each Lifestyle Trust to be invested in a way that seeks to:

•	manage the volatility of returns, and

•	limit the magnitude of portfolio losses.

b.	A change to the subadvisory agreement between each Lifestyle Trust’s investment advisor, John Hancock Investment Management Services, LLC (the “Advisor”), and a subadvisor to the Lifestyle Trusts, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”).

This change would increase the subadvisory fee that the Advisor pays John Hancock Asset Management. However, the change will not increase the advisory fees shareholders pay. Instead, the Advisor will pay for the increase out of its current advisory fee.

A meeting of the shareholders of each Lifestyle Trust has been scheduled for Wednesday, December 4, 2013 to seek approval of each of these proposals. Shareholders of each Lifestyle Trust will receive a proxy statement describing these proposals and will have an opportunity to vote on them. Subject to regulatory and shareholder approval and other contingencies, the changes for each Lifestyle Trust are scheduled to be implemented no earlier than January 13, 2014. Implementation of the changes for one Lifestyle Trust is not contingent upon the implementation of the changes for any other Lifestyle Trust. With respect to each Lifestyle Trust, a change to the John Hancock Asset Management subadvisory agreement will be implemented only if the investment objective and policy changes are approved by shareholders of that Lifestyle Trust.

Further information is available at the following website: www.johnhancockannuities.com/loc.

You should read this Supplement in conjunction with the prospectus of each Lifestyle Trust and retain it for future reference.